Exhibit 99.2

Faraday Future Intelligent Electric Inc. Nasdaq: FFAI Faraday Future Intelligent Electric Inc. Aug 2026 © 2026 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL Fiscal Second Quarter 2026 Earnings Presentation August 13, 2026

Forward Looking Statements This presentation includes "forward looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this video, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include statements regarding Faraday Future Intelligent Electric Inc.'s (the "Company's") "Bridge Strategy," the Company's growth strategy, fundraising activities and prospects, the development of markets in which the Company operates or seeks to operate, the production and delivery of the FF 91, the Faraday X(FX) brand, and future compliance with Nasdaq listing requirements, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. These forward-looking statements speak only as of the date of this call, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Important factors, that may affect actual results or outcomes include, among others: the Company's ability to continue as a going concern and improve its liquidity and financial position; the Company's ability to pay its outstanding obligations, which it currently lacks; the availability of sufficient share capital to meet its current obligations and execute on its strategy; the willingness of convertible debt investors to fund the Company; demand for the Company's robotics products; the ability of B2B preorder companies to locate customers to purchase our robotics products, on which their nonbinding preorders substantially depend; competition in the robotics industry, which includes companies with far superior experience, funding and name recognition; the ability of the Company to build an EAI education ecosystem that serves both the B2C consumer market and the B2B institutional education market; the acceptance by teachers and students of the Company's robotics products in the education market; the ability of the Company to expand into additional markets for its robotics products; the Company's reliance on a single OEM for most of its robotics products; the Company's reliance on Chinese OEMs for all of its robotics products; the possibility of the federal government banning imports of Chinese robotics products; the Company's ability to get the planned robotics products to comply with all applicable U.S. rules and regulations; the ability of the robotics OEM to timely supply robotics to the Company; tariff uncertainty for imported products, particularly from China; demand from automobile dealers for robotics products; the Company's ability to homologate FX vehicles for sale; the Company's ability to secure the necessary funding to execute on the FX strategy, which is substantial; the Company's ability to secure an occupancy certificate covering all of its Hanford facility; the Company's ability to remediate its material weaknesses in internal control over financial reporting and the risks related to the restatement of previously issued consolidated financial statements; the Company's limited operating history and the significant barriers to growth it faces; the Company's history of substantial losses and expectation of continued losses; the success of the Company's payroll expense reduction plan; the Company's ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company's estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company's vehicles; the Company's ability to cover future warranty claims; the success of other competing manufacturers; the performance and security of the Company's vehicles; current and potential litigation involving the Company; the Company's ability to receive funds from, satisfy the conditions precedent of and close on the various financings described elsewhere by the Company; the result of future financing efforts, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company's indebtedness; the Company's ability to use its "at-the-market" program; insurance coverage; general economic and market conditions impacting demand for the Company's products; potential negative impacts of a reverse stock split; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; circumstances outside of the Company's control, such as natural disasters, climate change, health epidemics and pandemics, terrorist attacks, and civil unrest; risks related to the Company's operations in China; the success of the Company's remedial measures taken in response to the Special Committee findings; the Company's dependence on its suppliers and contract manufacturer; the Company's ability to develop and protect its technologies; the Company's ability to protect against cybersecurity risks; and the ability of the Company to attract and retain employees, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, and volatility of the Company's stock price. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the Company's Form 10-Q for the quarter ended June 30, 2026; the quarter ended March 31, 2026, filed with the SEC on May 14, 2026, and Form 10-K filed with the SEC on March 31, 2026, and other documents filed by the Company from time to time with the SEC. No Offer or Solicitation This presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. © 2026 Faraday Future PROPRIETARY AND CONFIDENTIAL

P A R T I Strategy Evolving Faraday Future into a U.S.-based Physical AI ecosystem company 3

STRATEGIC EVOLUTION

A U.S.-based Physical AI Ecosystem Company

FF is a **U.S.-based Physical AI ecosystem company**, committed to an **AI-first** philosophy.

Two Product Engines in EAI Robotics

01 EAI Humanoid & Bionic Robots

Phase I priority business — driving near-term revenue with positive product gross margin.

02 EAI Automotive Robots

Complementary engine — full launch only once strategic / long-term funding is secured.

Four-Core Full-Stack AI Ecosystem

- **EAI Devices**
- **EAI Brain**
- **Industry Productivity Solution & Developer Platform**
- **EAI Data Factory**

Faraday Future · Second Quarter 2026 Earnings Call

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EXECUTION ROADMAP

Phase I — A Disciplined, Capital-Light Path

Strategic Execution Standpoint

Humanoid & bionic robotics is our primary focus; Automotive robotics serves as a complementary business.

- ✓ **Low Cost**
- ✓ **Low Capital Intensity**
- ✓ **Low Risk**
- ✓ **Maximize Stockholders' Value**


EAI Device
EAI Data Factory
EAI Brain
Industry Productivity Solutions & Developer Platform
Four-Core Full-Stack AI Ecosystem

Through open protocol standards and business interfaces, we connect industry partners to jointly build a replicable EAI ecosystem, while leveraging ecosystem company AIxC to drive Web2 and Web3 value fusion, enabling commercial ecosystem synergy and unlocking exponential gains in industrial productivity and efficiency.

Faraday Future · Second Quarter 2026 Earnings Call 5

P A R T I I Highlights of Q2 & Subsequent Events Product Technology & Business Update · Finance · Capital Markets · AI System 6

EAI DEVICE UPDATE

Highest Sales Volume Across Humanoid & Non-Humanoid Robots in the U.S.

All-New Futurist
5'8" · 121 lbs



Full-Size Professional EAI Humanoid Robot supporting NVIDIA Sonic

Master
4'4" · 77 lbs



Athletic EAI humanoid companion

Aegis
Approx. 33 lbs



Professional, EAI quadruped robot

FX NAVI
Approx. 15 lbs



Foundational EAI education quadruped

FF Faber Series
Faber U, T, & S



Industrial-grade EAI operators

394 Cumulative shipments through August 4th, 2026

105 Units shipped in June alone

+ Positive product gross margin

Regulatory Certifications Full FCC certifications across all product lines, providing a compliant, low-risk physical AI supply

“Built in USA” Acceleration Launched 3-phase program moving from localized integration to “Assembled in USA” and “Made in USA” domestic manufacturing

Faraday Future · Second Quarter 2026 Earnings Call

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EAI BRAIN & EAI DEVICES

"One Brain, Multiple Forms" Powering Physical AI

EAI BRAIN

VLA + World Model Foundational Intelligence

Generalize AI Brain built on FF's EAI 5x4 technology architecture, delivering unified perception, reasoning, and swarm control across form factors.

Live & Operating Milestones:

- Built initial EAI Brain framework on NVIDIA GR00T & SONIC
- Whole-body motion model hit ~98% tracking success rate
- Control App live on iOS App Store; automated patrol demo
- Dream Zero world model & teleoperation swarm control live

EAI DEVICES

Full-Form Matrix Across 6 Product Series

Translating core Brain capabilities into specialized physical terminals operating with positive gross margins and payment-before-delivery discipline.

Recent Milestones:

- Fully integrated humanoids, quadruped, and mobile manipulators
- Introduced All-New Futurist and FF Faber series
- Achieved highest U.S. sales volume across humanoid and non-humanoid robots
- Initiated Phase 2 domestic manufacturing program

Faraday Future · Second Quarter 2026 Earnings Call

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EAI DATA FACTORY & INDUSTRY PRODUCTIVITY SOLUTIONS AND DEVELOPER PLATFORM

Commercial Closed Loop Across Data & Developer Platforms

EAI DATA FACTORY

High-Margin Data Monetization Engine

Converting low-cost raw interaction data from deployed robots into structured, high-quality training data to fuel the EAI Brain and generate recurring profit.

Key Execution Milestones:

- Generated initial sample payments to close commercial loop; actively negotiating expansion toward $400,000+ potential order
- Engaged 20+ suppliers; initial SE Asia collection-site deals
- Scaled centralized HQ data collection lab across Futurist and Faber platforms
- Deployed decentralized collection tools on robot devices

INDUSTRY PRODUCTIVITY SOLUTIONS & DEVELOPER PLATFORM

Turnkey B2B Solutions & Skill Monetization

Transforming physical AI hardware into tailored enterprise productivity tools across education, industrial, security inspection, and core commercial markets.

Key Execution Milestones:

- Officially launched the Open Developer Platform
- Established California's first EAI Robotics Education & Innovation Lab
- Onboarded Redwood Education as a flagship partner
- Expanded pipeline to 20+ qualified developer organizations

Faraday Future · Second Quarter 2026 Earnings Call

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FINANCE

Q2 2026 Financial Results

Revenue surging 14x YoY driven by EAI Robotics, with net loss narrowing 69% and $20M in debt resolution completed

↑ 1,500% YoY

Q2 2026 Revenue

$836K (vs. $54K in 2Q2025)

Cumulative H1 Revenue: $1.35M

↓ 69% YoY

Net Loss

$39.0M (vs. $124.7M)

Narrowed by $85.7M YoY

↓ 57% YoY

Cost of Revenue

$11.5M (vs. $26.9M)

Driven by operating cost discipline

Positive

Stockholders' Equity

$1.41M

Supported by Q2 debt resolution

FROM REPORTED LOSS TO CASH BURN

$34.8M Loss from operations

of which ~$11.6M is non-cash items (D&A, intangible impairment)

$25.0M Actual Q2 operating cash burn

after adjusting for non-cash items & working capital movements

EQUITY RECOVERY

$230M → **Sub-$100M** **($20M Resolved)**

Q1 2026 liabilities · Roadmap Target · Q2 Completion

Driven by parallel-track debt reduction, vendor settlements, and 49.9M permanent Class A warrant cancellations.

Excluding the liability for these new fundings, the actual liability reduction **exceeded $100 million**.

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CAPITAL MARKETS

Critical Funding & Structural Adjustments

APRIL · MAY

$70M

U.S. Institutional Commitments

Provides the capital runway required to support our Phase 1 EAI robotics operational targets through the end of 2026. A portion of these funds are restricted and available only if certain parameters are met.

JUNE

$5.36M

Anti-Dilution and Balance Sheet Clean-up

Terminated 5.36M warrants July 8 (~49.9M canceled since Dec 2025) to curb dilution.

LISTING COMPLIANCE & FINANCING FACILITIES

JUNE · JULY

Financial Flexibility

Amended $82M note into 8 milestone tranches (≥$5M each); removed VWAP pricing & most warrants; set a $5.00 conversion floor.

JULY 24

Regained Full Nasdaq Compliance

Executed 1-for-150 reverse stock split; formally received confirmation from Nasdaq that the Company has regained full minimum bid price compliance.

Faraday Future · Second Quarter 2026 Earnings Call

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AI SYSTEM

AI FIRST — Governance & Closed-Loop Management

AI SYSTEM TRANSFORMATION

PPTIA → AI-PPTI

Overarching philosophy: **AI FIRST**

AI transitions from a simple auxiliary tool into a **key infrastructure** driving business growth and decision optimization — supported by an upgraded AI talent organization system.

COMPLIANCE & INTERNAL CONTROLS

Systematically Elevating Internal Controls and Reporting Transparency

- Elevated cybersecurity governance and risk management systems to protect localized U.S. data storage and system upgrades
- Systematically optimized information disclosure frameworks to enhance the reliability and transparency of financial reporting
- Reinforced corporate governance controls post-SEC investigation closure to build long-term trust across capital markets.

CLOSED-LOOP CORPORATE GOVERNANCE

Strengthened management across operational & financial lifecycles

Maintained Strategic Continuity	Stockholder-First Accountability	Rebuilt Market Trust

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P A R T I I I 2026 Outlook Finance · Strategy · Product Technology & Business Update · Capital · AI System 13

F I V E K E Y T R A N S F O R M A T I O N S A Comprehensive Initiative for the Next Phase Strengthening our foundation, accelerating commercialization of our physical AI ecosystem, and driving long-term value creation. 02 Strategy EAI Four-Core Full-Stack AI Ecosystem execution 03 Business 05 System 01 Finance 04 Capital Faraday Future · Second Quarter 2026 Earnings Call 14 Commercial Scale & "Built in USA" AI-Native Enterprise DNA Path to Profitability Capital Value Restoration Plan

FINANCIAL OUTLOOK

Strategic Finance Empowerment

THREE LEVELS OF EMPOWERMENT

01
Mindset Shift

From "business recording" to "business collaboration and value co-creation" — finance teams alongside business on the front line.

02
AI Empowerment

AI brain embedded into accounting; automate process-driven tasks; intelligent risk detection — shifting from reactive to active prevention.

03
Process Redesign

Under the new "AI + human" management model — redesign financial management & operational analysis processes; dynamically optimized.

BY END OF 2026 — FINANCIAL GOALS

- Steady balance sheet improvement & scaled device revenue with positive unit gross margin
- Timely, consistent disclosure — fully meeting SEC compliance requirements
- Drive commercial device revenue growth while maintaining positive gross margins and expanding high-margin monetization

Faraday Future · Second Quarter 2026 Earnings Call

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STRATEGY OUTLOOK

From Capital-Driven Growth to Revenue Validation

Capital-Driven Growth → **Revenue Validation & Long-Term Ecosystem**

"Revenue-first" operating philosophy is our highest near-term priority.

NEAR-TERM

Commercial Breakthroughs

- Drive volume adoption across key B2B verticals (education, industrial, security)
- Monetize all four AI layers
- Execute disciplined sales architecture across California, Texas, New York, and the East Coast through KAMs

MEDIUM-TERM

Scaled Growth & “Built in USA”

- Transition from localized AI platform integration to Phase 2 “Assembled in USA”
- Scale device deployment across all six-product series
- Integrate EAI Automotive Robots to strengthen the broader physical AI mobility ecosystem

LONG-TERM

Integrated Physical AI Flywheel

- Scale self-reinforcing flywheel to expand high-margin recurring revenue
- Achieve sustainable operational profitability
- Execute standalone capital strategies for the robotics division

Faraday Future · Second Quarter 2026 Earnings Call
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PRODUCT, TECHNOLOGY & BUSINESS OUTLOOK

Robotics as Core Growth Engine

2026 ANNUAL SHIPPING TARGET

2,000

Units

Raised from prior 1,500-unit target

Demand Drivers — Four Product Lines & Key Use Cases

Education & Academic Research

Security Inspection

Industrial & Logistics

Core Commercial & Hospitality

Go-To-Market Execution

- **Complete 6–Series Lineup Live:** active commercial deployment across all three form factors – humanoids, quadrupeds, and mobile manipulators
- **Targeted Regional Sales Architecture:** specialized key account managers deployed across high-density U.S. markets
- **Channel & Yield Custody Network:** active drop-shipping and channel distribution via RobotShop and PAR

Faraday Future · Second Quarter 2026 Earnings Call

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EAI ROBOTICS PORTFOLIO

FF EAI Robotics Product Family

SPECIES 01

Humanoid



All-New Futurist
5'8" · 121 lbs

Reception · Home · Touring

$89,900 *Includes $10K Skill Pkg*



Master
4'4" · 77 lbs

Classroom · Home · Performance

$19,990 – $49,990



Nova
Compact Form Factor

Research · Display · Entry-level

Pricing TBD

SPECIES 02

Quadruped



Aegis
Approx. 33 lbs

Patrol · Sentry · R&D

$2,490 – $19,990

+ Skill Pkg up to $5K





FX Navi
Approx. 15 lbs

Playmate · Programming · Creation

$1,990

SPECIES 03

Mobile Manipulator



Faber T
35 DOF · 33 lb/arm payload

Power Grid · Inspection · Industrial

Custom Industry Pricing



Faber U
Thor AI Compute · 12-Camera Array

Warehousing · Retail · Lab

Custom Industry Pricing



Faber S
360° Omnidirectional Vector Chasis

Logistics · R&D · Data Collection

Custom Industry Pricing

Faraday Future · Second Quarter 2026 Earnings Call

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CAPITAL OUTLOOK

Capital Value Restoration Program

★ Standalone Robotics Strategy

Explore standalone financing and a public listing for robotics to secure dedicated growth capital and reduce dilution at the FFAI level.

$ Legacy Debt Resolution

Reduce total liabilities to under $100M over 3–4 quarters with creditor support; new funds go to robotics growth, not legacy debt.

↓ Financing Discipline

Shift notes toward equity at higher prices with fewer warrants; enforce conversion floors, daily conversion caps, and higher ATM pricing.

REVENUE GROWTH & VALUATION RESET

Driving Robotics Revenue and Cost Control to Reduce External Financing Reliance

- Improved fundamentals and robotics upside are not yet reflected in a share price driven by legacy burdens and dilution concerns
- Advance long-term debt reduction while directing new capital to robotics business development
- Grow robotics revenue and tighten cost control to reduce reliance on external financing
- Realign market valuation with the intrinsic, long-term value of the physical AI business

Faraday Future · Second Quarter 2026 Earnings Call

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SYSTEMS & ORGANIZATION

AI-PPTI Management Framework

Building upon PPTIA, evolving toward AI-PPTI — accelerating the transition to a productized, platformized, AI-native operating model.

AI	P	P	T	I
Artificial Intelligence	**Policy**	**Process**	**Tools**	**Information Technology**
Core operating capability embedded across the organization	Governance: data, AI usage, security, compliance, model oversight	Standardized, intelligent, automated workflows across functions	Enterprise AI platforms, intelligent collaboration tools	Cloud infrastructure, data systems, AI-native environment

Outcome: Greater agility, data-driven decisions, AI-enabled enterprise positioned for long-term growth.

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Q&A I N V E S T O R Q U E S T I O N S Open the Floor Addressing a selection of shareholder questions submitted in advance. A P P E N D I X Unaudited balance sheets and financial statements as of and for the three months ended June 30, 2026. 21

APPENDIX – Q2 2026 CONSOLIDATED BALANCE SHEETS (1/2) (In thousands) Faraday Future · Second Quarter 2026 Earnings Call June 30, 2026 December 31, 2025 Assets Current assets Cash and cash equivalents $ 11,196 $ 34,927 Restricted cash, current 12,537 27 Digital assets 5,213 10,250 Accounts receivable 400 257 Notes receivable, net of allowance for credit losses of zero and $4,555 as of June 30, 2026, and December 31, 2025, respectively — 343 Inventory, net 3,185 3,258 Deposits 13,368 10,499 Other current assets 6,241 8,963 Total current assets 52,140 68,524 Restricted cash, non-current 30,152 — Property, plant and equipment, net 140,026 155,303 Operating lease right-of-use assets, net 14,784 4,950 Intangible assets, net 554 4,639 Goodwill 23,692 25,764 Other non-current assets (see Notes 4 and 5) 18,454 18,682 Total assets $ 279,802 $ 277,862 Liabilities and stockholders' equity Current liabilities Accounts payable $ 49,444 $ 57,277 Accrued expenses and other current liabilities (see Note 7) 41,422 45,499 Related party accrued expenses and other current liabilities (see Note 7) 12,669 13,179 Warrant liabilities 768 1,950 Related party accrued interest 18 19,933 Other financing liabilities, current portion 1,063 951 Operating lease liabilities, current portion 864 1,443 Notes payable, current portion 27,977 4,432 Related party notes payable 1,696 3,507 Total current liabilities 135,921 148,171

APPENDIX – Q2 2026 CONSOLIDATED BALANCE SHEETS (2/2) (In thousands) Faraday Future · Second Quarter 2026 Earnings Call June 30, 2026 December 31, 2025 Other financing liabilities, long term portion 48,587 46,867 Operating lease liabilities, long term portion 12,383 3,471 Notes payable, long term portion 71,951 56,234 Related party notes payable, long term portion 2,505 772 Derivative call options 4,814 10,042 Related party derivative call options 980 2,504 Other liabilities 1,249 2,042 Total liabilities 278,390 270,103 Commitments and Contingencies (Note 12) Stockholders' equity (deficit) Class A Common Stock, 0.0001 par value; 448,384,199 and 228,041,297 shares authorized as of June 30, 2026 and December 31, 2025, respectively; 2,401,275 and 1,327,538 shares issued and 2,388,454 and 1,327,538 shares outstanding, respectively (1) — — Class B Common Stock, 0.0001 par value; 4,429,688 shares authorized; 45 shares issued and outstanding as of June 30, 2026 and December 31, 2025 (1) — — Preferred Stock, 0.0001 par value; 22,915,032 and 5,931,000 shares authorized as of June 30, 2026 and December 31, 2025 respectively; zero and one shares issued and outstanding, respectively — — Series B Preferred Stock, $0.0001 par value; 12,000,000 and 12,000,000 shares authorized as of June 30, 2026 and December 31, 2025 respectively; 4,948,854 and 7,184,760 shares issued and outstanding, respectively — — Additional paid-in capital 4,751,694 4,673,887 Accumulated other comprehensive income 943 3,817 Accumulated deficit (4,779,927) (4,705,042) Total stockholders' deficit attributable to the Company (27,290) (27,338) Noncontrolling interest 28,702 35,097 Total stockholders' equity 1,412 7,759 Total liabilities and stockholders' equity $ 279,802 $ 277,862

APPENDIX – Q2 2026 CONSOLIDATED INCOME STATEMENT (1/2) (In thousands) Faraday Future · Second Quarter 2026 Earnings Call Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Revenue $ 836 $ 54 $ 1,348 $ 370 Cost of revenue 11,538 26,912 23,428 48,293 Gross profit (10,702) (26,858) (22,080) (47,923) Operating expenses Research and development 4,143 5,004 11,133 11,423 Sales and marketing 2,060 1,873 7,676 4,502 General and administrative 14,305 14,097 23,500 27,771 Loss (Gain) on disposal of property, plant, and equipment (12) 276 316 320 Impairment of long-lived assets and deposits — — 183 — Impairment of intangible assets, including goodwill 3,629 — 5,701 — Credit loss expense - short-term note receivable — — 143 — Total operating expenses 24,125 21,250 48,652 44,016 Loss from operations (34,827) (48,108) (70,732) (91,939) Change in fair value of notes payable, warrant liabilities, and derivative call options 1,261 (46,078) 4,032 5,380 Change in fair value of related party notes payable, warrant liabilities, and derivative call options 85 (5,150) 1,524 (5,427) Loss on settlement of notes payable (7,845) (22,458) (16,276) (38,378) Loss on settlement of related party notes payable — (1,860) — (3,040) Loss on settlement of notes receivable (376) — (376) — Interest expense (2,348) (812) (4,826) (3,114) Net loss on digital assets (984) — (2,930) — Other income (expense), net 5,165 (210) 7,417 1,574 Loss before income taxes (39,869) (124,676) (82,167) (134,944) Income tax benefit (expense) 906 — 887 (10) Net loss $ (38,963) $ (124,676) $ (81,280) $ (134,954)

APPENDIX – Q2 2026 CONSOLIDATED INCOME STATEMENT (2/2) (In thousands) Faraday Future · Second Quarter 2026 Earnings Call Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Less: Net loss attributable to noncontrolling interest 2,934 — 6,395 — Net loss attributable to Faraday Future Intelligent Electric Inc. $ (36,029) $ (124,676) $ (74,885) $ (134,954) Per share information (See Note 16): Net loss per share of Class A and B Common Stock attributable to common stockholders: Basic $ (17.38) $ (180.32) $ (42.74) $ (225.41) Diluted $ (17.38) $ (180.32) $ (42.74) $ (225.41) Weighted average common shares used in computing net loss per share of Class A and Class B Common Stock (1): Basic 2,080,711 691,415 1,757,176 598,696 Diluted 2,080,711 691,415 1,757,176 598,696 Total comprehensive loss Net loss $ (38,963) $ (124,676) $ (81,280) $ (134,954) Foreign currency translation adjustment (1,630) (895) (2,874) (589) Total comprehensive loss $ (40,593) $ (125,571) $ (84,154) $ (135,543)

APPENDIX – Q2 2026 CONSOLIDATED STATEMENT OF CASH FLOWS (1/2) (In thousands) Faraday Future · Second Quarter 2026 Earnings Call Six Months Ended June 30, 2026 2025 Cash flows from operating activities Net loss $ (81,280) $ (134,954) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization expense 16,106 37,308 Amortization of operating lease right-of-use assets 1,638 1,296 Non-cash interest expense 2,903 1,815 Loss on digital assets, net 2,930 — Loss on disposal of property and equipment, net 316 320 Impairment of assets 183 — Impairment of intangible assets, including goodwill 5,701 — Stock-based compensation (300) 1,198 Reserve on inventory — 3,753 Credit loss expense 143 — Accrued interest on short-term note receivable (276) — Payments for operating expenses made with digital assets 338 — Loss on settlement of notes payable 16,276 38,378 Loss on settlement of related party notes payable — 3,040 Loss on settlement of short-term notes receivable 376 — Non-cash adjustments to current and non-current assets and liabilities (5,804) (295) Change in fair value of notes payable, warrant liabilities, and derivative liabilities (4,032) (5,380) Change in fair value of related party notes payable, warrant liabilities, and derivative (1,524) 5,427 Other (269) 168 Changes in operating assets and liabilities Accounts receivables (143) (645) Inventory 717 630 Deposits (2,289) (2,331) Accounts payable (6,415) (4,059) Accrued expenses and other current and non-current liabilities 164 11,241 Related party accrued expenses and other current and non-current liabilities (855) (11) Accrued interest expense — (96) Operating lease liabilities (3,786) (1,977) Other current and non-current assets 2,655 1,566 Net cash used in operating activities (56,527) (43,608)

APPENDIX – Q2 2026 CONSOLIDATED STATEMENT OF CASH FLOWS (2/2) (In thousands) Faraday Future · Second Quarter 2026 Earnings Call Six Months Ended June 30, 2026 2025 Cash flows from investing activities Purchase of digital assets (338) — Sale of digital assets 2,107 — Payments for property and equipment (1,667) (5,007) Proceeds from collections of short-term notes receivable 100 — Net cash provided by (used in) investing activities 202 (5,007) Cash flows from financing activities Proceeds from notes payable, net of original issuance discount 80,300 48,570 Proceeds from related party notes payable, net of original issuance discount — 4,601 Proceeds from other financial obligations — 4,384 Payments of related party notes payable (204) (615) Payments of notes payable and other financing obligations (582) (367) Payments of notes payable issuance costs (3,140) (1,521) Net cash provided by financing activities 76,374 55,052 Effect of exchange rate changes on cash and restricted cash (1,118) (350) Net increase in cash and restricted cash 18,931 6,087 Cash and restricted cash, beginning of period 34,954 7,174 Cash and restricted cash, end of period $ 53,885 $ 13,261